Exhibit 99.1

Jade Global Holdings Forms a Wholly Foreign Owned Enterprise in China; Prepares To Open Private Jade Clubs

Jade sales and promotion company receives approval on formation of subsidiary to establish first high-end jade membership sales network in China

MIAMI, July 25, 2017 (GLOBE NEWSWIRE) -- Jade Global Holdings, Inc. (OTCQB:JADG), a company dedicated to establishing multiple global platforms and avenues for the promotion, sale and trading of jade collectibles and jade jewelry, announced today it has received approval on its application to establish Shanghai Jaedo Jewelry Co., Ltd., a Wholly Foreign Owned Enterprise (“WFOE”) in the People’s Republic of China, for the purpose of opening luxury private jade clubs throughout mainland China.  The Company is developing multiple avenues for buying and selling jade products, and hopes to open its first high-end membership locations in China during the second half of 2017.

Jade Global Holdings is making jade more accessible to all people globally.  Prior to the Company’s entry into the global jade market, there had been no centralized market for the trading of jade and jade products.  Jade Global Holdings plans to grow into a vertically integrated global company that will comprise international mining operations, jewelry design and manufacturing, retail operations, wholesale trade, global depository and an online trading platform.

“I’ve been a lifelong collector of jade and jade collectibles,” said Guoqiang “Gordon” Qian, CEO of Jade Global Holdings. “With the establishment of our Chinese subsidiary, we can now set forth on our journey to provide other like-minded collectors of high-end jade with exceptional access to very desirable and distinct collectible pieces, some of which have resided in private collections for multiple generations. In addition, we will provide our clients a highly secure and luxurious environment in which to trade their own pieces among themselves. This is something that has not existed in the past, and I am sure that my fellow collectors will welcome the opportunity to have a dedicated place to discuss and trade their collections.”

“We are excited to receive approval on the formation of our Chinese subsidiary,” said Scott Silverman, Chief Financial Officer of Jade Global Holdings.  “With the formation of Shanghai Jaedo Jewelry Co., Ltd., we can now begin to roll out our operations in China as the first step in promoting our brand and product in the largest jade market in the world.  We will initially focus on opening our flagship private jade trading clubs in some of the largest population centers in China.”

The Company intends to utilize this subsidiary to open wholly owned outlets and to joint venture with others to expand commercial operations and begin to build out the Company’s luxury membership sales network in the mainland Chinese cities of Shanghai, Hangzhou, Shenzhen, Qingdao, Chengdu and Shenyang.

About Jade Global Holdings

Jade Global Holdings, Inc. was formed in March 2011 to engage in the wholesale and retail trade of jade and jade products through private clubs, stores and online trading platforms.  For more information, please visit our website at www.jadeglobalholdings.com.

Forward-Looking Statements

This press release contains forward-looking statements, particularly as related to, among other things, the business plans of Jade Global Holdings, statements relating to goals, plans and projections regarding Jade Global Holdings' financial position and business strategy. The words or phrases "plans," "would be," "will allow," "intends to," "may result," "are expected to," "will continue," "anticipates," "expects," "estimate," "project," "indicate," "could," "potentially," "should," "believe," "think," "considers" or similar expressions are intended to identify "forward-looking statements." These forward-looking statements fall within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934 and are subject to the safe harbor created by these sections. Actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties. Such forward-looking statements are based on current expectations, involve known and unknown risks, a reliance on third parties for information, transactions or orders that may be cancelled, and other factors that may cause our actual results, performance or achievements, or developments in our industry, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include risks and uncertainties related to the fluctuation of local, regional, and global economic conditions, the performance of management and our employees, our ability to obtain financing, competition, general economic conditions and other factors that are detailed in our periodic reports and on documents we file from time to time with the Securities and Exchange Commission. Statements made herein are as of the date of this press release and should not be relied upon as of any subsequent date, and the Company specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences, developments, unanticipated events or circumstances after the date of such statement.

Media Contact:

ir@jadeglobalholdings.com